United States

Securities and Exchange Commission

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-23239

AMERICAN BEACON INSTITUTIONAL FUNDS

(Exact name of Registrant as specified in charter)

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Address of principal executive offices) (Zip code)

Gene L. Needles, Jr., PRESIDENT

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: October 31, 2019

Date of reporting period: January 31, 2019

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2019 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 72.41%
Communication Services - 6.56%
Diversified Telecommunication Services - 1.77%
AT&T, Inc.	65,500	$1,968,930
China Telecom Corp. Ltd., Class HA	2,828,000	1,538,397
Deutsche Telekom AGA	73,088	1,187,279
Singapore Telecommunications Ltd.A	543,800	1,220,555
Telefonica Deutschland Holding AGA	190,676	667,983
Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR	28,600	799,942
Telenor ASAA	67,381	1,274,778
Verizon Communications, Inc.	19,081	1,050,600

		9,708,464

Entertainment - 0.42%
Nexon Co., Ltd.A B	77,400	1,183,342
Vivendi S.A.A	44,625	1,137,680

		2,321,022

Interactive Media & Services - 1.70%
58.com, Inc., ADRB	12,700	805,180
Baidu, Inc., Sponsored ADRB	7,180	1,239,483
Facebook, Inc., Class AB	11,100	1,850,259
Tencent Holdings Ltd.A	68,900	3,100,005
Twitter, Inc.B	35,700	1,198,092
Yandex N.V., Class AB	33,000	1,108,140

		9,301,159

Media - 1.61%
CBS Corp., Class B, NVDR	13,200	652,872
Comcast Corp., Class A	82,393	3,013,112
Discovery, Inc., Class CB	61,300	1,633,645
Informa PLCA	98,023	870,122
Interpublic Group of Cos., Inc.	14,000	318,500
News Corp., Class A	37,000	474,710
Omnicom Group, Inc.	3,600	280,368
SES S.A.A	77,967	1,590,856

		8,834,185

Wireless Telecommunication Services - 1.06%
China Mobile Ltd.A	143,000	1,503,343
Rogers Communications, Inc., Class B	35,700	1,931,242
Vodafone Group PLCA	680,838	1,240,150
Vodafone Group PLC, Sponsored ADR	62,300	1,136,352

		5,811,087

Total Communication Services		35,975,917

Consumer Discretionary - 6.38%
Auto Components - 0.92%
Adient PLC	17,400	343,476
Cie Generale des Etablissements Michelin SCAA	13,013	1,416,086
Garrett Motion, Inc.B	850	13,574
Goodyear Tire & Rubber Co.	30,100	637,819
Magna International, Inc.	43,700	2,312,167
Sumitomo Rubber Industries Ltd.A	25,000	346,490

		5,069,612

Automobiles - 1.18%
General Motors Co.	140,857	5,496,240
Harley-Davidson, Inc.	11,200	412,832

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2019 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 72.41% (continued)
Consumer Discretionary - 6.38% (continued)
Automobiles - 1.18% (continued)
Suzuki Motor Corp.A	10,500	$547,189

		6,456,261

Hotels, Restaurants & Leisure - 0.78%
Aramark	32,926	1,084,912
Carnival Corp.	6,700	385,786
Compass Group PLCA	83,768	1,792,246
Norwegian Cruise Line Holdings Ltd.B	19,400	997,742

		4,260,686

Household Durables - 1.41%
DR Horton, Inc.	24,200	930,490
Lennar Corp., Class A	30,400	1,441,568
Lennar Corp., Class B	666	25,388
Mohawk Industries, Inc.B	8,200	1,056,078
Panasonic Corp.A	84,600	826,170
PulteGroup, Inc.	30,000	834,300
Sony Corp., Sponsored ADR	28,500	1,428,420
Techtronic Industries Co., Ltd.A	118,500	689,798
Tupperware Brands Corp.	19,400	529,038

		7,761,250

Internet & Direct Marketing Retail - 0.10%
eBay, Inc.B	15,600	524,940

Leisure Products - 0.17%
Yamaha Corp.A	21,200	927,624

Multiline Retail - 0.81%
Dollar General Corp.	21,882	2,525,839
Don Quijote Holdings Co., Ltd.A	23,000	1,336,803
Ryohin Keikaku Co., Ltd.A	2,500	592,439

		4,455,081

Specialty Retail - 1.01%
Home Depot, Inc.	8,200	1,504,946
Kingfisher PLCA	338,656	989,279
Lowe’s Cos, Inc.	24,686	2,373,806
Mr Price Group Ltd.A	41,451	697,974

		5,566,005

Total Consumer Discretionary		35,021,459

Consumer Staples - 4.55%
Beverages - 1.75%
Anheuser-Busch InBev S.A.A	22,349	1,706,461
Carlsberg A/S, Class BA	11,100	1,269,773
Coca-Cola Co.	33,000	1,588,290
Diageo PLCA	22,921	874,008
Kirin Holdings Co., Ltd.A	31,600	752,085
Molson Coors Brewing Co., Class B	20,500	1,365,505
PepsiCo, Inc.	8,100	912,627
Suntory Beverage & Food Ltd.A	25,800	1,141,146

		9,609,895

Food & Staples Retailing - 0.53%
Kroger Co.	26,802	759,301
Seven & i Holdings Co., Ltd.A	23,400	1,018,543

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2019 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 72.41% (continued)
Consumer Staples - 4.55% (continued)
Food & Staples Retailing - 0.53% (continued)
Walgreens Boots Alliance, Inc.	15,700	$1,134,482

		2,912,326

Food Products - 0.84%
Ezaki Glico Co., Ltd.A	14,300	710,521
Ingredion, Inc.	5,000	495,000
Kellogg Co.	4,500	265,545
Mondelez International, Inc., Class A	45,300	2,095,578
Tyson Foods, Inc., Class A	16,704	1,034,311

		4,600,955

Personal Products - 0.87%
Kao Corp.A	17,720	1,248,756
Unilever N.V.	26,000	1,391,260
Unilever PLCA	29,573	1,549,319
Unilever PLC, Sponsored ADR	11,400	599,640

		4,788,975

Tobacco - 0.56%
Altria Group, Inc.	21,792	1,075,435
Imperial Brands PLC, Sponsored ADR	26,267	880,864
Philip Morris International, Inc.	14,649	1,123,871

		3,080,170

Total Consumer Staples		24,992,321

Energy - 8.50%
Energy Equipment & Services - 1.23%
Halliburton Co.	66,700	2,091,712
Helmerich & Payne, Inc.	10,600	593,494
National Oilwell Varco, Inc.	20,300	598,444
Oceaneering International, Inc.B	24,600	385,974
SBM Offshore N.V.A	54,304	895,192
Schlumberger Ltd.	45,200	1,998,292
Tenaris S.A.A	16,400	205,271

		6,768,379

Oil, Gas & Consumable Fuels - 7.27%
Apache Corp.	45,700	1,499,874
BP PLCA	329,930	2,248,488
BP PLC, Sponsored ADR	109,071	4,484,999
Canadian Natural Resources Ltd.	76,900	2,065,534
Chevron Corp.	21,394	2,452,822
ConocoPhillips	59,895	4,054,293
Devon Energy Corp.	38,000	1,012,700
Eni SpAA	102,310	1,732,820
Equinor ASAA	46,079	1,051,246
Hess Corp.	29,000	1,566,000
Husky Energy, Inc.	74,300	881,569
Kinder Morgan, Inc.	35,100	635,310
Kosmos Energy Ltd.B	31,700	162,621
Marathon Oil Corp.	92,900	1,466,891
Marathon Petroleum Corp.	5,205	344,883
Murphy Oil Corp.	28,100	768,535
Phillips 66	38,378	3,661,645
Pioneer Natural Resources Co.	6,800	967,776
Royal Dutch Shell PLC, Class AA	71,950	2,231,720
Royal Dutch Shell PLC, Class A, Sponsored ADR	14,900	919,777
Royal Dutch Shell PLC, Class BA	70,835	2,203,456
Suncor Energy, Inc.	57,000	1,838,472

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2019 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 72.41% (continued)
Energy - 8.50% (continued)
Oil, Gas & Consumable Fuels - 7.27% (continued)
Total S.A.A	29,308	$1,608,210

		39,859,641

Total Energy		46,628,020

Financials - 16.98%
Banks - 9.48%
ABN AMRO Group N.V.A C	30,505	760,298
Banco Bilbao Vizcaya Argentaria S.A., Sponsored ADRD	206,453	1,232,524
Banco Santander S.A., ADRD	186,300	883,062
Bangkok Bank PCLA	161,600	1,145,331
Bank Leumi Le-Israel BMA	105,197	694,875
Bank of America Corp.	234,823	6,685,411
Bank of Ireland Group PLCA	183,681	1,101,358
BNP Paribas S.A.A	42,037	1,975,545
BNP Paribas S.A., ADR	19,200	453,216
BOK Financial Corp.	10,500	872,655
CIT Group, Inc.	6,200	286,378
Citigroup, Inc.	88,000	5,672,480
Citizens Financial Group, Inc.	27,400	929,408
Credit Agricole S.A.A	32,811	374,931
Cullen/Frost Bankers, Inc.	9,500	924,160
DBS Group Holdings Ltd.A	74,640	1,328,300
East West Bancorp, Inc.	23,600	1,187,552
Fifth Third Bancorp	11,700	313,794
Hana Financial Group, Inc.A	27,147	978,704
HSBC Holdings PLCA	172,800	1,464,554
ICICI Bank Ltd., Sponsored ADR	167,350	1,708,644
ING Groep N.V.A	120,488	1,426,884
JPMorgan Chase & Co.	48,912	5,062,392
Kasikornbank PCLA	105,200	681,613
KB Financial Group, Inc., ADR	29,220	1,247,986
Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	157,000	844,660
National Bank of Canada	33,167	1,559,969
Nordea Bank AbpA	110,850	1,007,023
PNC Financial Services Group, Inc.	4,606	565,018
Standard Chartered PLCA	253,200	2,041,707
Sumitomo Mitsui Financial Group, Inc.A	56,100	2,085,874
UniCredit SpAA	52,904	611,460
Wells Fargo & Co.	79,600	3,893,236

		52,001,002

Capital Markets - 2.24%
Ameriprise Financial, Inc.	11,600	1,468,560
Bank of New York Mellon Corp.	5,600	292,992
Blackstone Group LP, MLP	52,500	1,769,250
E*TRADE Financial Corp.	9,500	443,270
Goldman Sachs Group, Inc.	7,200	1,425,672
Invesco Ltd.	39,400	717,868
Julius Baer Group Ltd.A B	17,832	716,613
KKR & Co., Inc., Class A	98,000	2,200,100
Morgan Stanley	14,100	596,430
State Street Corp.	14,600	1,035,140
UBS Group AGA B	124,800	1,617,573

		12,283,468

Consumer Finance - 1.30%
Ally Financial, Inc.	18,000	469,080

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2019 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 72.41% (continued)
Financials - 16.98% (continued)
Consumer Finance - 1.30% (continued)
Capital One Financial Corp.	31,000	$2,498,290
Discover Financial Services	12,500	843,625
Navient Corp.	38,252	436,073
OneMain Holdings, Inc.B	17,100	511,119
Santander Consumer USA Holdings, Inc.	37,300	710,938
SLM Corp.B	112,696	1,206,974
Synchrony Financial	14,900	447,596

		7,123,695

Diversified Financial Services - 0.46%
AXA Equitable Holdings, Inc.	48,300	895,482
Berkshire Hathaway, Inc., Class BB	8,000	1,644,320

		2,539,802

Insurance - 3.50%
American International Group, Inc.	108,687	4,698,539
Aon PLC	12,500	1,952,875
AXA S.A.A	57,932	1,344,328
BB Seguridade Participacoes S.A., Sponsored ADRD	112,500	956,250
China Life Insurance Co., Ltd., Class HA	485,000	1,202,163
Chubb Ltd.	9,500	1,263,975
Ping An Insurance Group Co. of China Ltd., Class HA	160,500	1,568,531
Prudential PLCA	114,359	2,231,199
RSA Insurance Group PLCA	104,768	705,430
Sampo OYJ, Class AA	22,919	1,049,080
Sanlam Ltd.A	218,777	1,390,502
Travelers Cos., Inc.	6,700	841,118

		19,203,990

Total Financials		93,151,957

Health Care - 8.02%
Biotechnology - 0.58%
Amgen, Inc.	10,000	1,871,100
Biogen, Inc.B	1,400	467,292
Gilead Sciences, Inc.	7,700	539,077
Portola Pharmaceuticals, Inc.B D	10,100	273,710

		3,151,179

Health Care Equipment & Supplies - 1.34%
Danaher Corp.	19,000	2,107,480
Medtronic PLC	51,645	4,564,902
Zimmer Biomet Holdings, Inc.	5,900	646,404

		7,318,786

Health Care Providers & Services - 1.52%
Acadia Healthcare Co., Inc.B	23,300	637,488
Anthem, Inc.	9,416	2,853,048
CVS Health Corp.	41,167	2,698,497
Fresenius Medical Care AG & Co. KGaAA	8,632	636,545
Fresenius SE & Co. KGaAA	11,849	613,855
Shanghai Pharmaceuticals Holding Co., Ltd., Class HA	141,500	301,681
Sinopharm Group Co., Ltd., Class HA	137,200	617,700

		8,358,814

Life Sciences Tools & Services - 0.12%
QIAGEN N.V.A B	18,284	674,131

Pharmaceuticals - 4.46%
Astellas Pharma, Inc.A	84,900	1,255,850

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2019 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 72.41% (continued)
Health Care - 8.02% (continued)
Pharmaceuticals - 4.46% (continued)
Bayer AGA	16,493	$1,249,543
Bristol-Myers Squibb Co.	19,772	976,144
GlaxoSmithKline PLC, Sponsored ADR	22,700	889,840
Horizon Pharma PLCB	16,700	358,883
Jazz Pharmaceuticals PLCB	2,500	314,725
Johnson & Johnson	8,682	1,155,400
Merck & Co., Inc.	15,785	1,174,877
Merck KGaAA	11,750	1,231,858
Mylan N.V.B	20,800	622,960
Novartis AGA	40,847	3,564,873
Novartis AG, Sponsored ADR	16,950	1,483,464
Pfizer, Inc.	41,838	1,776,023
Roche Holding AGA	6,690	1,777,018
SanofiA	23,439	2,036,762
Sanofi, ADR	30,462	1,323,574
Takeda Pharmaceutical Co., Ltd.A	35,396	1,428,090
Teva Pharmaceutical Industries Ltd., Sponsored ADRB	78,192	1,552,111
UCB S.A.A	3,649	315,975

		24,487,970

Total Health Care		43,990,880

Industrials - 7.56%
Aerospace & Defense - 1.13%
BAE Systems PLCA	79,871	536,573
Embraer S.A., Sponsored ADR	10,800	229,824
General Dynamics Corp.	11,675	1,998,410
Raytheon Co.	6,220	1,024,807
Safran S.A.A	13,615	1,789,166
United Technologies Corp.	5,246	619,395

		6,198,175

Airlines - 0.59%
American Airlines Group, Inc.	40,140	1,435,808
Delta Air Lines, Inc.	18,600	919,398
Ryanair Holdings PLC, Sponsored ADRB	12,762	906,102

		3,261,308

Building Products - 1.16%
Assa Abloy AB, Class BA	81,379	1,516,403
Cie de Saint-GobainA	41,493	1,433,466
Johnson Controls International PLC	99,337	3,354,611
Resideo Technologies, Inc.B	1,417	31,075

		6,335,555

Construction & Engineering - 0.21%
Vinci S.A.A	13,224	1,165,815

Electrical Equipment - 0.30%
Eaton Corp. PLC	5,800	442,250
Vestas Wind Systems A/SA	14,864	1,226,067

		1,668,317

Industrial Conglomerates - 1.22%
CK Hutchison Holdings Ltd.A	120,000	1,219,408
General Electric Co.	299,631	3,044,251
Honeywell International, Inc.	8,502	1,221,142

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2019 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 72.41% (continued)
Industrials - 7.56% (continued)
Industrial Conglomerates - 1.22% (continued)
Siemens AGA	11,108	$1,217,865

		6,702,666

Machinery - 1.52%
CNH Industrial N.V.	116,000	1,149,560
Cummins, Inc.	9,000	1,323,990
Epiroc AB, Class AA B	98,712	949,617
IHI Corp.A	28,100	887,621
Komatsu Ltd.A	16,300	414,140
Oshkosh Corp.	23,400	1,756,170
PACCAR, Inc.	4,800	314,496
Parker-Hannifin Corp.	9,277	1,528,943

		8,324,537

Marine - 0.16%
AP Moller - Maersk A/S, Class BA	652	867,853

Professional Services - 0.53%
RELX PLCA	74,955	1,659,226
Wolters Kluwer N.V.A	19,710	1,228,160

		2,887,386

Road & Rail - 0.15%
Canadian National Railway Co.	9,700	809,471

Trading Companies & Distributors - 0.59%
AerCap Holdings N.V.B	20,100	949,926
Ferguson PLCA	24,353	1,629,206
Howden Joinery Group PLCA	102,793	682,056

		3,261,188

Total Industrials		41,482,271

Information Technology - 7.62%
Communications Equipment - 0.30%
Cisco Systems, Inc.	21,700	1,026,193
Telefonaktiebolaget LM Ericsson, Sponsored ADR	68,900	613,899

		1,640,092

Electronic Equipment, Instruments & Components - 0.43%
Corning, Inc.	33,400	1,110,884
IPG Photonics Corp.B	5,900	784,700
TE Connectivity Ltd.	5,900	477,605

		2,373,189

IT Services - 0.89%
Capgemini SEA	9,760	1,081,740
Cielo S.A., Sponsored ADRD	227,993	746,677
First Data Corp., Class AB	36,100	889,865
PayPal Holdings, Inc.B	20,800	1,846,208
Teradata Corp.B	7,900	350,602

		4,915,092

Semiconductors & Semiconductor Equipment - 1.93%
Infineon Technologies AGA	43,793	973,165
Microchip Technology, Inc.	22,000	1,768,140
Micron Technology, Inc.B	50,300	1,922,466
NVIDIA Corp.	4,600	661,250
NXP Semiconductors N.V.	12,900	1,122,687
QUALCOMM, Inc.	31,023	1,536,259
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	57,310	2,156,002

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2019 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 72.41% (continued)
Information Technology - 7.62% (continued)
Semiconductors & Semiconductor Equipment - 1.93% (continued)
Texas Instruments, Inc.	4,400	$442,992

		10,582,961

Software - 3.06%
Adobe, Inc.B	11,500	2,849,930
ANSYS, Inc.B	9,900	1,627,065
Microsoft Corp.	60,609	6,329,398
Oracle Corp.	75,643	3,799,548
SAP SEA	21,135	2,182,990

		16,788,931

Technology Hardware, Storage & Peripherals - 1.01%
Hewlett Packard Enterprise Co.	143,200	2,232,488
Samsung Electronics Co., Ltd., GDRA	1,035	1,066,528
Samsung Electronics Co., Ltd., GDR	2,173	2,236,017

		5,535,033

Total Information Technology		41,835,298

Materials - 3.56%
Chemicals - 1.91%
Air Liquide S.A.A	8,179	993,569
Air Products & Chemicals, Inc.	12,661	2,081,342
Akzo Nobel N.V.A	2,404	207,788
DowDuPont, Inc.	43,160	2,322,440
Eastman Chemical Co.	11,400	919,068
Huntsman Corp.	23,700	520,689
LANXESS AGA	16,540	909,034
Novozymes A/S, Class BA	2,679	111,890
PPG Industries, Inc.	14,200	1,497,248
Yara International ASAA	22,570	933,132

		10,496,200

Construction Materials - 0.50%
CRH PLCA	52,923	1,522,376
Martin Marietta Materials, Inc.	6,900	1,219,092

		2,741,468

Containers & Packaging - 0.36%
Crown Holdings, Inc.B	19,600	999,600
International Paper Co.	19,900	943,857

		1,943,457

Metals & Mining - 0.79%
BHP Group PLCA	60,769	1,348,779
Freeport-McMoRan, Inc.	38,200	444,648
Goldcorp, Inc.	78,800	881,586
Sumitomo Metal Mining Co., Ltd.A	18,100	521,444
Wheaton Precious Metals Corp.	54,600	1,150,217

		4,346,674

Total Materials		19,527,799

Real Estate - 1.10%
Equity Real Estate Investment Trusts (REITs) - 0.34%
Equity LifeStyle Properties, Inc.	8,800	931,744
Sun Communities, Inc.	8,500	934,235

		1,865,979

Real Estate Management & Development - 0.76%
CK Asset Holdings Ltd.A	126,500	1,073,106

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2019 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 72.41% (continued)
Real Estate - 1.10% (continued)
Real Estate Management & Development - 0.76% (continued)
Daiwa House Industry Co., Ltd.A	59,036	$1,913,628
Mitsui Fudosan Co., Ltd.A	40,200	974,275
Swire Pacific Ltd., Class AA	18,500	218,673

		4,179,682

Total Real Estate		6,045,661

Utilities - 1.58%
Electric Utilities - 0.70%
Entergy Corp.	13,021	1,161,343
PPL Corp.	24,200	757,944
Red Electrica Corp. S.A.A	53,136	1,222,916
Southern Co.	14,500	704,700

		3,846,903

Gas Utilities - 0.23%
National Fuel Gas Co.	22,600	1,294,980

Multi-Utilities - 0.48%
E.ON SEA	127,053	1,408,000
Veolia Environnement S.A.A	58,183	1,228,543

		2,636,543

Water Utilities - 0.17%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	77,100	913,635

Total Utilities		8,692,061

Total Common Stocks (Cost $391,778,672)		397,343,644

PREFERRED STOCKS - 0.33%
Consumer Discretionary - 0.27%
Automobiles - 0.27%
Volkswagen AGA E	8,631	1,468,204

Health Care - 0.06%
Health Care Equipment & Supplies - 0.06%
Draegerwerk AG & Co. KGaAA E	5,987	332,062

Total Preferred Stocks (Cost $2,197,875)		1,800,266

	Principal Amount
CORPORATE OBLIGATIONS - 8.33%
Basic Materials - 0.08%
Dow Chemical Co., 3.500%, Due 10/1/2024	$146,000	144,555
EI du Pont de Nemours & Co., 2.200%, Due 5/1/2020	110,000	109,411
Nucor Corp.,
4.125%, Due 9/15/2022	83,000	85,617
4.000%, Due 8/1/2023	85,000	87,193

		426,776

Communications - 0.53%
Amazon.com, Inc., 3.875%, Due 8/22/2037	115,000	115,429
AT&T, Inc.,
4.450%, Due 4/1/2024	130,000	135,026
4.500%, Due 5/15/2035	139,000	131,293
6.350%, Due 3/15/2040	95,000	104,338

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2019 (Unaudited)

	Principal Amount	Fair Value
CORPORATE OBLIGATIONS - 8.33% (continued)
Communications - 0.53% (continued)
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.750%, Due 2/15/2028	$165,000	$152,886
Comcast Corp.,
3.150%, Due 3/1/2026	151,000	147,224
4.600%, Due 10/15/2038	140,000	144,709
eBay, Inc., 2.150%, Due 6/5/2020	110,000	108,683
Fox Corp., 5.476%, Due 1/25/2039C	110,000	115,180
NBCUniversal Enterprise, Inc., 3.197%, Due 4/1/2021, (3-mo. USD LIBOR + 0.400%)C F	1,405,000	1,406,293
RELX Capital, Inc., 3.500%, Due 3/16/2023	95,000	94,489
Verizon Communications, Inc., 2.625%, Due 8/15/2026	265,000	247,529

		2,903,079

Consumer, Cyclical - 1.45%
American Honda Finance Corp., 3.375%, Due 12/10/2021	240,000	241,977
Aptiv Corp., 4.150%, Due 3/15/2024	160,000	160,089
BMW US Capital LLC, 3.175%, Due 4/6/2020, (3-mo. USD LIBOR + 0.380%)C F	915,000	914,241
Costco Wholesale Corp., 2.150%, Due 5/18/2021	335,000	330,773
Daimler Finance North America LLC, 3.127%, Due 2/22/2021, (3-mo. USD LIBOR + 0.450%)C F	1,270,000	1,259,246
Dollar General Corp., 4.125%, Due 5/1/2028	90,000	89,484
Dollar Tree, Inc., 3.700%, Due 5/15/2023	155,000	153,167
Ford Motor Credit Co. LLC,
3.797%, Due 1/9/2020, (3-mo. USD LIBOR + 1.000%)F	733,000	730,019
3.605%, Due 4/5/2021, (3-mo. USD LIBOR + 0.810%)F	840,000	812,997
3.810%, Due 1/9/2024	140,000	127,139
General Motors Financial Co., Inc.,
3.727%, Due 4/13/2020, (3-mo. USD LIBOR + 0.930%)F	1,450,000	1,444,591
3.150%, Due 6/30/2022	145,000	140,197
Home Depot, Inc., 2.700%, Due 4/1/2023	113,000	113,139
McDonald’s Corp., 3.700%, Due 1/30/2026	187,000	188,146
O’Reilly Automotive, Inc., 4.350%, Due 6/1/2028	215,000	218,020
PACCAR Financial Corp.,
1.300%, Due 5/10/2019	92,000	91,668
2.200%, Due 9/15/2019	113,000	112,383
Southwest Airlines Co., 2.650%, Due 11/5/2020	120,000	119,285
Starbucks Corp., 4.000%, Due 11/15/2028	170,000	171,578
Toyota Motor Credit Corp., 3.450%, Due 9/20/2023	370,000	376,527
Walmart, Inc., 3.400%, Due 6/26/2023	150,000	153,720

		7,948,386

Consumer, Non-Cyclical - 1.10%
AbbVie, Inc.,
3.200%, Due 5/14/2026	155,000	146,335
4.300%, Due 5/14/2036	113,000	104,122
Amgen, Inc., 4.400%, Due 5/1/2045	140,000	133,007
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 3.650%, Due 2/1/2026C	300,000	294,751
Anheuser-Busch InBev Worldwide, Inc.,
4.375%, Due 4/15/2038	65,000	59,418
5.450%, Due 1/23/2039	2,670,000	2,789,622
5.550%, Due 1/23/2049	100,000	104,422
Anthem, Inc., 2.500%, Due 11/21/2020	145,000	143,534
Baxalta, Inc., 4.000%, Due 6/23/2025	45,000	44,636
Bayer US Finance LLC, 3.875%, Due 12/15/2023C	225,000	224,697
Celgene Corp., 5.250%, Due 8/15/2043	100,000	102,044
Cigna Corp., 4.125%, Due 11/15/2025C	140,000	142,837
CVS Health Corp.,
2.125%, Due 6/1/2021	155,000	151,619

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2019 (Unaudited)

	Principal Amount	Fair Value
CORPORATE OBLIGATIONS - 8.33% (continued)
Consumer, Non-Cyclical - 1.10% (continued)
CVS Health Corp. (continued)
5.050%, Due 3/25/2048	$90,000	$92,389
Genzyme Corp., 5.000%, Due 6/15/2020	41,000	42,159
Humana, Inc., 3.150%, Due 12/1/2022	155,000	152,631
Kaiser Foundation Hospitals, 4.150%, Due 5/1/2047	65,000	66,540
Kraft Heinz Foods Co., 5.000%, Due 7/15/2035	120,000	114,919
Molson Coors Brewing Co., 3.000%, Due 7/15/2026	195,000	180,999
Moody’s Corp., 4.875%, Due 12/17/2048	90,000	93,946
Reynolds American, Inc., 5.850%, Due 8/15/2045	90,000	87,347
S&P Global, Inc., 4.400%, Due 2/15/2026	130,000	135,373
UnitedHealth Group, Inc.,
1.625%, Due 3/15/2019	190,000	189,699
3.950%, Due 10/15/2042	110,000	107,826
Zimmer Biomet Holdings, Inc., 3.550%, Due 4/1/2025	205,000	198,409
Zoetis, Inc., 3.000%, Due 9/12/2027	155,000	144,822

		6,048,103

Energy - 0.29%
BP Capital Markets America, Inc., 3.796%, Due 9/21/2025	95,000	97,889
Columbia Pipeline Group, Inc., 4.500%, Due 6/1/2025	109,000	111,140
Concho Resources, Inc., 4.300%, Due 8/15/2028	160,000	161,700
Enterprise Products Operating LLC, 6.125%, Due 10/15/2039	95,000	109,845
EOG Resources, Inc., 4.150%, Due 1/15/2026	105,000	109,687
Marathon Petroleum Corp.,
3.625%, Due 9/15/2024	85,000	83,831
4.800%, Due 2/15/2029	140,000	143,668
5.200%, Due 3/1/2047	49,000	47,985
ONEOK, Inc., 4.550%, Due 7/15/2028	165,000	167,114
Phillips 66, 4.300%, Due 4/1/2022	88,000	91,200
Phillips 66 Partners LP,
3.550%, Due 10/1/2026	57,000	54,180
3.750%, Due 3/1/2028	115,000	109,408
Spectra Energy Partners LP, 3.375%, Due 10/15/2026	67,000	63,923
Sunoco Logistics Partners Operations LP, 4.250%, Due 4/1/2024	52,000	52,349
TC PipeLines LP, 3.900%, Due 5/25/2027	80,000	76,831
Valero Energy Corp., 4.350%, Due 6/1/2028	110,000	111,771

		1,592,521

Financial - 2.93%
American Campus Communities Operating Partnership LP, 3.625%, Due 11/15/2027	140,000	133,256
American Express Co.,
3.192%, Due 11/5/2021, (3-mo. USD LIBOR + 0.600%)F	715,000	716,440
3.400%, Due 2/27/2023	235,000	235,813
4.200%, Due 11/6/2025	210,000	217,502
4.050%, Due 12/3/2042	85,000	83,725
Bank of America Corp.,
3.124%, Due 1/20/2023, (3-mo. USD LIBOR + 1.160%)F	345,000	343,797
5.000%, Due 1/21/2044	340,000	373,888
Bank of New York Mellon Corp.,
2.200%, Due 3/4/2019	249,000	248,900
3.250%, Due 5/16/2027	270,000	266,287
BB&T Corp., 2.750%, Due 4/1/2022	315,000	311,428
Boston Properties LP, 3.200%, Due 1/15/2025	240,000	232,212
Capital One Financial Corp., 2.500%, Due 5/12/2020	215,000	213,486
CBOE Global Markets, Inc., 3.650%, Due 1/12/2027	155,000	152,628
Chubb INA Holdings, Inc., 3.350%, Due 5/3/2026	125,000	124,772
Citibank NA, 2.968%, Due 2/12/2021, (3-mo. USD LIBOR + 0.350%)F	1,125,000	1,124,522
Citigroup, Inc., 3.887%, Due 1/10/2028, (3-mo. USD LIBOR + 1.563%)F	460,000	458,597
Crown Castle International Corp., 3.400%, Due 2/15/2021	151,000	151,065

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2019 (Unaudited)

	Principal Amount	Fair Value
CORPORATE OBLIGATIONS - 8.33% (continued)
Financial - 2.93% (continued)
Digital Realty Trust LP, 3.700%, Due 8/15/2027	$145,000	$139,186
ERP Operating LP, 3.000%, Due 4/15/2023	83,000	82,303
Goldman Sachs Group, Inc.,
3.427%, Due 2/23/2023, (3-mo. USD LIBOR + 0.750%)F	2,260,000	2,234,331
2.908%, Due 6/5/2023, (3-mo. USD LIBOR + 1.053%)F	345,000	337,801
3.500%, Due 1/23/2025	130,000	128,119
3.272%, Due 9/29/2025, (3-mo. USD LIBOR + 1.201%)F	140,000	135,935
HCP, Inc., 2.625%, Due 2/1/2020	155,000	154,255
Intercontinental Exchange, Inc., 2.750%, Due 12/1/2020	98,000	97,511
JPMorgan Chase & Co.,
3.797%, Due 7/23/2024, (3-mo. USD LIBOR + 0.890%)F	160,000	162,675
3.782%, Due 2/1/2028, (3-mo. USD LIBOR + 1.337%)F	205,000	204,184
3.882%, Due 7/24/2038, (3-mo. USD LIBOR + 1.360%)F	180,000	171,668
KeyCorp, 5.100%, Due 3/24/2021	125,000	130,251
Liberty Mutual Group, Inc.,
4.250%, Due 6/15/2023C	27,000	27,426
4.569%, Due 2/1/2029C	95,000	96,796
Mastercard, Inc., 3.375%, Due 4/1/2024	180,000	184,100
Metropolitan Life Global Funding I, 3.034%, Due 1/8/2021, (3-mo. USD LIBOR + 0.230%)C F	1,145,000	1,142,515
Morgan Stanley,
3.700%, Due 10/23/2024	290,000	292,150
3.591%, Due 7/22/2028, (3-mo. USD LIBOR + 1.340%)F	230,000	224,476
National Rural Utilities Cooperative Finance Corp.,
1.650%, Due 2/8/2019	98,000	97,990
2.950%, Due 2/7/2024	125,000	123,517
4.300%, Due 3/15/2049	95,000	96,863
PNC Financial Services Group, Inc., 3.300%, Due 3/8/2022	220,000	221,365
Public Storage, 2.370%, Due 9/15/2022	200,000	194,429
Raymond James Financial, Inc., 3.625%, Due 9/15/2026	205,000	194,993
Simon Property Group LP, 2.200%, Due 2/1/2019	350,000	350,000
State Street Corp., 3.300%, Due 12/16/2024	225,000	226,252
SunTrust Bank, 2.450%, Due 8/1/2022	170,000	165,606
Travelers Cos., Inc., 4.000%, Due 5/30/2047	75,000	73,662
US Bancorp, 3.375%, Due 2/5/2024	135,000	136,111
Ventas Realty LP, 5.700%, Due 9/30/2043	70,000	77,209
Visa, Inc.,
2.800%, Due 12/14/2022	150,000	150,398
3.150%, Due 12/14/2025	145,000	146,019
Wells Fargo & Co.,
3.790%, Due 7/26/2021, (3-mo. USD LIBOR + 1.025%)F	1,968,000	1,991,144
3.750%, Due 1/24/2024	190,000	193,315
3.000%, Due 10/23/2026	160,000	152,940
4.750%, Due 12/7/2046	135,000	138,407

		16,064,220

Industrial - 0.38%
Burlington Northern Santa Fe LLC, 3.650%, Due 9/1/2025	125,000	127,711
Caterpillar Financial Services Corp., 1.350%, Due 5/18/2019	190,000	189,199
Eaton Corp., 2.750%, Due 11/2/2022	140,000	137,873
General Dynamics Corp., 2.875%, Due 5/11/2020	245,000	245,551
John Deere Capital Corp.,
1.950%, Due 6/22/2020	230,000	227,332
2.150%, Due 9/8/2022	155,000	150,262
Lockheed Martin Corp., 3.550%, Due 1/15/2026	170,000	172,210
Martin Marietta Materials, Inc., 4.250%, Due 12/15/2047	150,000	122,490
Northrop Grumman Corp., 3.850%, Due 4/15/2045	235,000	217,662
Union Pacific Corp., 4.100%, Due 9/15/2067	150,000	127,758
United Technologies Corp.,

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2019 (Unaudited)

	Principal Amount	Fair Value
CORPORATE OBLIGATIONS - 8.33% (continued)
Industrial - 0.38% (continued)
United Technologies Corp. (continued)
1.900%, Due 5/4/2020	$205,000	$202,242
4.125%, Due 11/16/2028	175,000	180,001

		2,100,291

Technology - 0.93%
Analog Devices, Inc., 3.900%, Due 12/15/2025	140,000	138,873
Apple, Inc., 2.850%, Due 5/11/2024	320,000	318,713
Autodesk, Inc., 3.500%, Due 6/15/2027	110,000	104,154
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.625%, Due 1/15/2024	110,000	106,969
Broadridge Financial Solutions, Inc., 3.400%, Due 6/27/2026	150,000	143,828
Dell International LLC / EMC Corp., 4.420%, Due 6/15/2021C	320,000	325,496
Hewlett Packard Enterprise Co., 6.350%, Due 10/15/2045	2,920,000	2,974,971
Intel Corp., 3.300%, Due 10/1/2021	154,000	156,889
Microsoft Corp., 4.450%, Due 11/3/2045	210,000	233,390
Oracle Corp.,
2.500%, Due 5/15/2022	250,000	247,045
4.300%, Due 7/8/2034	248,000	259,652
QUALCOMM, Inc., 3.000%, Due 5/20/2022	105,000	104,800

		5,114,780

Utilities - 0.64%
American Electric Power Co., Inc., 3.650%, Due 12/1/2021, Series I	150,000	152,029
Berkshire Hathaway Energy Co., 6.125%, Due 4/1/2036	73,000	88,614
Consolidated Edison Co. of New York, Inc., 4.625%, Due 12/1/2054	60,000	60,017
Delmarva Power & Light Co., 3.500%, Due 11/15/2023	114,000	116,035
Dominion Energy, Inc., 2.579%, Due 7/1/2020	155,000	153,640
DPL, Inc., 7.250%, Due 10/15/2021	695,000	738,438
Duke Energy Corp., 3.550%, Due 9/15/2021	215,000	216,445
Duke Energy Progress LLC, 4.150%, Due 12/1/2044	215,000	215,224
Edison International, 2.950%, Due 3/15/2023	153,000	143,660
Entergy Louisiana, LLC, 4.000%, Due 3/15/2033	122,000	124,185
Florida Power & Light Co., 3.950%, Due 3/1/2048	95,000	95,171
MidAmerican Energy Co., 3.100%, Due 5/1/2027	185,000	180,312
National Fuel Gas Co., 3.950%, Due 9/15/2027	205,000	191,354
Nevada Power Co., 2.750%, Due 4/15/2020, Series BB	90,000	89,972
NiSource, Inc.,
3.490%, Due 5/15/2027	105,000	101,507
3.950%, Due 3/30/2048	155,000	139,008
Southern Co., 2.750%, Due 6/15/2020	259,000	258,139
Southern Power Co.,
4.150%, Due 12/1/2025	91,000	90,653
4.950%, Due 12/15/2046, Series F	93,000	89,289
Union Electric Co., 6.700%, Due 2/1/2019	104,000	104,000
WEC Energy Group, Inc., 3.550%, Due 6/15/2025	171,000	171,142

		3,518,834

Total Corporate Obligations (Cost $45,872,951)		45,716,990

FOREIGN CORPORATE OBLIGATIONS - 0.82%
Basic Materials - 0.03%
Nutrien Ltd., 4.000%, Due 12/15/2026	151,000	146,841

Communications - 0.06%
Bell Canada, Inc., 4.464%, Due 4/1/2048	80,000	79,144
Rogers Communications, Inc., 3.625%, Due 12/15/2025	140,000	138,086

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2019 (Unaudited)

	Principal Amount	Fair Value
FOREIGN CORPORATE OBLIGATIONS - 0.82% (continued)
Communications - 0.06% (continued)
TELUS Corp., 2.800%, Due 2/16/2027	$106,000	$98,821

		316,051

Consumer, Non-Cyclical - 0.08%
Coca-Cola Femsa S.A.B. de C.V., 3.875%, Due 11/26/2023	120,000	122,275
Sanofi, 4.000%, Due 3/29/2021	150,000	153,195
Shire Acquisitions Investments Ireland DAC, 2.875%, Due 9/23/2023	165,000	158,599

		434,069

Energy - 0.05%
Canadian Natural Resources Ltd., 3.900%, Due 2/1/2025	130,000	131,084
Husky Energy, Inc., 3.950%, Due 4/15/2022	145,000	146,590

		277,674

Financial - 0.60%
Bank of Montreal, 3.300%, Due 2/5/2024	270,000	269,444
HSBC Holdings PLC, 3.262%, Due 3/13/2023, (3-mo. USD LIBOR + 1.055%)F	272,000	270,024
Macquarie Bank Ltd., 3.144%, Due 4/4/2019, (3-mo. USD LIBOR + 0.350%)C F	760,000	760,570
National Australia Bank Ltd., 3.187%, Due 5/22/2020, (3-mo. USD LIBOR + 0.510%)C F	875,000	878,360
Royal Bank of Canada,
2.125%, Due 3/2/2020	210,000	208,580
3.200%, Due 4/30/2021	240,000	241,458
Toronto-Dominion Bank,
3.000%, Due 6/11/2020	225,000	225,509
2.550%, Due 1/25/2021	155,000	154,053
Trinity Acquisition PLC, 4.400%, Due 3/15/2026	143,000	143,033
Westpac Banking Corp., 2.650%, Due 1/25/2021	155,000	154,267

		3,305,298

Total Foreign Corporate Obligations (Cost $4,501,991)		4,479,933

FOREIGN SOVEREIGN OBLIGATIONS - 0.16%
European Investment Bank, 2.375%, Due 6/15/2022	235,000	233,484
Kreditanstalt fuer Wiederaufbau, 2.125%, Due 6/15/2022	215,000	211,925
Province of Ontario Canada, 2.500%, Due 4/27/2026	230,000	222,465
Province of Quebec Canada, 2.375%, Due 1/31/2022	225,000	222,718

Total Foreign Sovereign Obligations (Cost $901,015)		890,592

ASSET-BACKED OBLIGATIONS - 0.76%
Ally Auto Receivables Trust, 1.750%, Due 12/15/2021, 2017 4 A3	465,000	460,327
Americredit Automobile Receivables Trust, 1.530%, Due 7/8/2021, 2016 4 A3	121,224	120,684
AmeriCredit Automobile Receivables Trust, 1.900%, Due 3/18/2022, 2017 3 A3	290,000	287,340
BMW Vehicle Lease Trust, 2.070%, Due 10/20/2020, 2017 2 A3	290,000	288,112
Capital One Multi-Asset Execution Trust, 1.340%, Due 4/15/2022, 2016 A3 A3	397,000	394,820
Chase Issuance Trust, 1.370%, Due 6/15/2021, 2016 A2 A	385,000	382,964
Ford Credit Auto Lease Trust, 2.030%, Due 12/15/2020, 2017 B A3	275,000	273,363
Ford Credit Auto Owner Trust, 2.030%, Due 8/15/2020, 2015 A B	313,000	312,279
GM Financial Automobile Leasing Trust, 2.060%, Due 5/20/2020, 2017 1 A3	301,732	300,710
GM Financial Consumer Automobile Receivables Trust, 2.320%, Due 7/18/2022, 2018 1 A3	165,000	163,623
John Deere Owner Trust, 3.080%, Due 11/15/2022, 2018 B A3	350,000	352,011
Mercedes-Benz Auto Lease Trust, 3.100%, Due 11/15/2021, 2019 A A3	210,000	210,394
Nissan Auto Receivables Owner Trust, 2.120%, Due 4/18/2022, 2017 C A3	165,000	163,388
PSNH Funding LLC, 3.094%, Due 2/1/2026, 2018 1 A1	235,000	236,021
World Omni Auto Receivables Trust, 1.950%, Due 2/15/2023, 2017 B A3	210,000	206,823

Total Asset-Backed Obligations (Cost $4,169,752)		4,152,859

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2019 (Unaudited)

	Principal Amount	Fair Value
COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 0.10%
JPMBB Commercial Mortgage Securities Trust, 3.157%, Due 7/15/2045, 2013-C12 ASB	$290,816	$291,086
WFRBS Commercial Mortgage Trust, 3.660%, Due 3/15/2047, 2014-C19 A3	271,000	273,611

Total Commercial Mortgage-Backed Obligations (Cost $579,866)		564,697

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 3.47%
Federal Home Loan Mortgage Corp.,
3.500%, Due 8/1/2026	30,689	31,275
3.500%, Due 9/1/2028	227,870	232,387
3.000%, Due 11/1/2032	234,664	235,044
3.500%, Due 7/1/2042	227,734	230,784
3.000%, Due 11/1/2046	581,698	571,821
3.500%, Due 1/1/2048	696,475	700,846
4.000%, Due 9/1/2048	527,241	540,300
Federal National Mortgage Association,
3.500%, Due 1/1/2028	102,756	104,885
4.000%, Due 10/1/2033	470,035	483,604
4.500%, Due 4/1/2034	162,759	170,750
3.500%, Due 6/1/2037	321,167	326,615
5.500%, Due 6/1/2038	26,674	29,008
5.000%, Due 5/1/2040	212,500	226,494
5.000%, Due 6/1/2040	168,266	179,348
5.000%, Due 3/1/2042	92,859	98,979
3.500%, Due 7/1/2043	158,514	160,286
4.000%, Due 11/1/2044	130,440	135,721
4.000%, Due 7/1/2045	934,667	959,843
3.500%, Due 8/1/2045	142,593	143,978
3.000%, Due 4/1/2046	223,325	219,496
3.500%, Due 5/1/2046	543,870	548,275
4.500%, Due 5/1/2046	756,923	788,850
3.000%, Due 6/1/2046	613,961	603,433
4.000%, Due 7/1/2046	315,998	324,648
3.000%, Due 10/1/2046	180,482	177,333
3.000%, Due 11/1/2046	589,483	580,105
3.500%, Due 11/1/2046	888,409	897,171
3.000%, Due 12/1/2046	376,427	370,436
3.000%, Due 2/1/2047	587,193	577,119
3.500%, Due 3/1/2047	115,979	116,687
4.500%, Due 7/1/2047	145,681	151,717
4.500%, Due 8/1/2047	322,817	335,977
3.500%, Due 9/1/2047	272,528	274,753
4.000%, Due 11/1/2047	554,829	569,204
4.000%, Due 4/1/2048	1,031,177	1,057,069
4.500%, Due 7/1/2048	412,845	429,099
5.000%, Due 8/1/2048	547,877	576,912
5.000%, Due 9/1/2048	728,102	766,688
Government National Mortgage Association,
5.000%, Due 10/15/2039	105,517	113,288
3.500%, Due 9/15/2041	284,192	289,230
3.000%, Due 1/20/2046	568,147	566,091
3.000%, Due 4/20/2046	372,847	370,864
3.000%, Due 6/20/2046	284,964	283,273
3.500%, Due 8/20/2047	187,100	189,634
3.500%, Due 10/20/2047	232,859	236,013
4.000%, Due 12/20/2047	491,316	505,648
4.000%, Due 1/20/2048	492,853	507,233
4.500%, Due 11/20/2048	537,702	558,745
4.500%, Due 12/20/2048	254,541	264,847

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2019 (Unaudited)

	Principal Amount	Fair Value
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 3.47% (continued)
Government National Mortgage Association (continued)
5.000%, Due 1/20/2049	$245,000	$256,488

Total U.S. Agency Mortgage-Backed Obligations (Cost $19,160,488)		19,068,294

U.S. TREASURY OBLIGATIONS - 10.73%
U.S. Treasury Notes/Bonds,
2.000%, Due 11/15/2021	1,425,000	1,408,134
2.000%, Due 2/15/2022	2,830,000	2,794,293
2.625%, Due 2/28/2023	1,510,000	1,520,794
2.375%, Due 8/15/2024	1,355,000	1,347,960
2.000%, Due 11/15/2026	1,850,000	1,775,639
2.875%, Due 8/15/2028	15,930,000	16,250,467
3.125%, Due 11/15/2041	965,000	992,216
2.500%, Due 5/15/2046	4,395,000	3,978,333
3.000%, Due 8/15/2048	28,860,000	28,786,723

Total U.S. Treasury Obligations (Cost $57,036,884)		58,854,559

SHORT-TERM INVESTMENTS - 2.67%
U.S. Treasury Obligations - 0.19%
U.S. Treasury Notes/Bonds, 0.750%, Due 7/15/2019	1,055,000	1,046,881

	Shares
Investment Companies - 2.48%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.32%G H	13,583,067	13,583,067

Total Short-Term Investments (Cost $14,629,789)		14,629,948

SECURITIES LENDING COLLATERAL - 0.60% (Cost $3,311,562)
Investment Companies - 0.60%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.32%G H	3,311,562	3,311,562

TOTAL INVESTMENTS - 100.38% (Cost $544,140,845)		550,813,344
LIABILITIES, NET OF OTHER ASSETS - (0.38%)		(2,073,453)

TOTAL NET ASSETS - 100.00%		$548,739,891

Percentages are stated as a percent of net assets.

A	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $134,445,844 or 24.50% of net assets.
B	Non-income producing security.
C

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $8,348,707 or 1.52% of net assets. The Fund has no right to demand registration of these securities.

D	All or a portion of this security is on loan at January 31, 2019.
E	A type of Preferred Stock that has no maturity date.
F

Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on January 31, 2019.

G	The Fund is affiliated by having the same investment advisor.
H	7-day yield.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

LIBOR - London Interbank Offer Rate.

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2019 (Unaudited)

LLC - Limited Liability Company.

LP - Limited Partnership.

MLP - Master Limited Partnership.

NVDR - Non Voting Depositary Receipt.

PCL - Public Company Limited (Thailand).

PLC - Public Limited Company.

Long Futures Contracts Open on January 31, 2019:

Equity Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Index Futures	49	March 2019	$4,346,567	$4,478,845	$132,278
Mini MSCI Emerging Markets Index Futures	22	March 2019	1,099,437	1,171,060	71,623
S&P 500 E-Mini Index Futures	42	March 2019	5,417,325	5,679,450	262,125

			$10,863,329	$11,329,355	$466,026

Index Abbreviations:

MSCI	Morgan Stanley Capital International.
MSCI EAFE	Morgan Stanley Capital International - Europe, Australasia, and Far East.
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2019, the investments were classified as described below:

Diversified Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$264,698,066	$132,645,578	$—	$397,343,644
Preferred Stocks	—	1,800,266	—	1,800,266
Corporate Obligations	—	45,716,990	—	45,716,990
Foreign Corporate Obligations	—	4,479,933	—	4,479,933
Foreign Sovereign Obligations	—	890,592	—	890,592
Asset-Backed Obligations	—	4,152,859	—	4,152,859
Commercial Mortgage-Backed Obligations	—	564,697	—	564,697
U.S. Agency Mortgage-Backed Obligations	—	19,068,294	—	19,068,294
U.S. Treasury Obligations	—	58,854,559	—	58,854,559
Short-Term Investments:
U.S Treasury Obligations	—	1,046,881	—	1,046,881
Investment Companies	13,583,067	—	—	13,583,067
Securities Lending Collateral	3,311,562	—	—	3,311,562

Total Investments in Securities - Assets	$281,592,695	$269,220,649	$—	$550,813,344

Financial Derivative Instruments - Assets
Futures Contracts	$466,026	$—	$—	$466,026

Total Financial Derivative Instruments - Assets	$466,026	$—	$—	$466,026

U.S. GAAP requires transfers between all levels to/from level 3 to be disclosed. During the period ended January 31, 2019, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2019 (Unaudited)

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes/Bonds, 3.000%, Due 8/15/2048		5.2
U.S. Treasury Notes/Bonds, 2.875%, Due 8/15/2028		3.0
Bank of America Corp.		1.2
Microsoft Corp.		1.2
Citigroup, Inc.		1.0
General Motors Co.		1.0
American International Group, Inc.		0.9
JPMorgan Chase & Co.		0.9
BP PLC, Sponsored ADR		0.8
Medtronic PLC		0.8
Total Fund Holdings	588

Sector Allocation (% Equities)
Financials		23.3
Energy		11.7
Health Care		11.1
Information Technology		10.5
Industrials		10.4
Consumer Discretionary		9.1
Communication Services		9.0
Consumer Staples		6.3
Materials		4.9
Utilities		2.2
Real Estate		1.5

Sector Allocation (% Fixed Income)
U.S. Treasury Obligations		44.4
Financial		14.4
U.S. Agency Mortgage-Backed Obligations		14.1
Consumer, Cyclical		5.9
Consumer, Non-Cyclical		4.8
Technology		3.8
Asset-Backed Obligations		3.1
Utilities		2.6
Communications		2.4
Industrial		1.6
Energy		1.4
Foreign Sovereign Obligations		0.7
Basic Materials		0.4
Commercial Mortgage-Backed Obligations		0.4

Country Allocation (% Investments)
United States		62.7
United Kingdom		6.0
Japan		4.2
France		3.7
Germany		3.1
Canada		2.9
China		2.2
Netherlands		2.2
Switzerland		2.0
Belgium		1.0
Republic of Korea		1.0
Ireland		0.8
Denmark		0.7
Spain		0.7
Australia		0.6
Hong Kong		0.6
Norway		0.6
Sweden		0.6

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2019 (Unaudited)

Brazil	0.5
Singapore	0.5
Finland	0.4
Israel	0.4
Italy	0.4
South Africa	0.4
Taiwan	0.4
India	0.3
Luxembourg	0.3
Thailand	0.3
Indonesia	0.2
Russia	0.2
Supranational	0.1

See accompanying notes

American Beacon Diversified FundSM

Supplementary Notes to Schedules of Investments

January 31, 2019 (Unaudited)

Organization

American Beacon Institutional Funds Trust (the “Trust”), is organized as a Delaware statutory trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of January 31, 2019, the Trust consists of one active series presented in this filing: American Beacon Diversified Fund (a “Fund”). The Fund is not registered under the Securities Act of 1933 and is not available for sale to the public.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the period ended January 31, 2019, the Fund has chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

American Beacon Diversified FundSM

Supplementary Notes to Schedules of Investments

January 31, 2019 (Unaudited)

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”)

American Beacon Diversified FundSM

Supplementary Notes to Schedules of Investments

January 31, 2019 (Unaudited)

and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are

American Beacon Diversified FundSM

Supplementary Notes to Schedules of Investments

January 31, 2019 (Unaudited)

marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

American Depositary Receipts, Global Depositary Receipts, and Non-Voting Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Global Depositary Receipts (“GDRs”) are in bearer form and traded in both the U.S. and European securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not

American Beacon Diversified FundSM

Supplementary Notes to Schedules of Investments

January 31, 2019 (Unaudited)

entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Asset-Backed Securities

ABS are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Fund is permitted to invest in asset-backed securities, subject to the Fund’s rating and quality requirements.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Fixed-Income Investments

The Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain

American Beacon Diversified FundSM

Supplementary Notes to Schedules of Investments

January 31, 2019 (Unaudited)

fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Debt Securities

The Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund’s investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

Illiquid and Restricted Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the period ended January 31, 2019 are disclosed in the Notes to the Schedule of Investments.

American Beacon Diversified FundSM

Supplementary Notes to Schedules of Investments

January 31, 2019 (Unaudited)

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Municipal Securities

Municipal securities may include general obligation bonds, municipal lease obligations, resource recovery obligations, revenue obligations, anticipation notes, private activity bonds and municipal warrants. The Fund may invest in municipal securities that pay taxable or tax exempt interest. Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest or principal payments on a security as they become due. Municipal securities are also subject to interest rate risk. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. A number of municipalities may face severe financial hardship making the possibility of their defaulting on obligations, and/or declaring bankruptcy where allowable, a risk to the value of municipal securities held by the Fund.

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Supplementary Notes to Schedules of Investments

January 31, 2019 (Unaudited)

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Preferred Stock

A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Privately Issued Mortgage-Backed Securities

Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Publicly Traded Partnerships; Master Limited Partnerships

The Fund may invest in publicly traded partnerships such as master limited partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. An MLP also may be an entity similar to a limited partnership, such as a limited liability company, which has a manager or managing member and non-managing members (who are like limited partners). The general partner or partners are jointly and severally responsible for the liabilities of the MLP. A Fund invests as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

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Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank (“FHLB”) obligations, Federal Farm Credit Bank (“FFCB”) obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Variable or Floating Rate Obligations

The coupon on certain fixed-income securities in which the Fund may invest is not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

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Supplementary Notes to Schedules of Investments

January 31, 2019 (Unaudited)

Financial Derivative Instruments

The Fund may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

During the period ended January 31, 2019, the Fund entered into forward foreign currency contracts primarily for hedging foreign currency fluctuations.

The Fund invested in an insignificant volume of forward foreign currency contracts during the period, and no positions were held as of January 31, 2019.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended January 31, 2019, the Fund entered into futures contracts primarily for exposing cash to markets.

Master Agreements

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between the Fund and select counterparties. The Master Forward Agreements

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maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of mortgage-backed and asset-backed securities do not increase as much as other fixed income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage and other loans. A decreased rate of prepayments lengthens the expected maturity of mortgage-backed and asset-backed securities. Therefore, the prices of mortgage-backed and asset-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Fund that holds these types of securities, may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Fund. In addition, certain asset-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

Counterparty Risk

The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund. As a result the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and make it difficult for a Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade.

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Supplementary Notes to Schedules of Investments

January 31, 2019 (Unaudited)

Currency Risk

The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward foreign currency exchange contracts in non-U.S. currencies, including both non-deliverable forwards (“NDFs”) and deliverable forwards, non-U.S. currency futures contracts, options (including non-deliverable options (“NDOs”) on non-U.S. currencies and non-U.S. currency futures) and swaps for cross-currency investments. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments in foreign (non-U.S.) currencies.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not

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Supplementary Notes to Schedules of Investments

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limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

The Fund is subject to the risk that the market value of fixed-income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed-income securities or derivatives are also affected by their duration. Fixed-income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well. Some investors buy securities with borrowed money; an increase in interest rates can cause a decline in those markets.

Liquidity Risk

When there is little or no active trading market for a specific security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Fund at such times may have a significant adverse effect on the Fund’s NAV and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been

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reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the

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prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

Market Timing Risk

Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Mortgage-Backed and Mortgage Related Securities Risk

Investments in mortgage-backed and mortgage-related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, credit risk, extension risk and prepayment risk. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Fund independently from another sub-advisor, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-advisor directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including ETFs and money market

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funds that are advised by the Manager. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Prepayment and Extension Risk

Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Redemption Risk

Due to a rise in interest rates or other market developments that may cause investors to move out of fixed income securities on a large scale, the Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent may indemnify the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Fannie Mae, Freddie Mac, FHLB, FFCB, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. Government securities and securities of government sponsored entities are also subject to credit risk, interest rate risk and market risk.

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Valuation Risk

The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Variable and Floating Rate Securities Risk

The interest rates payable on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk.

As short-term interest rates decline, interest payable on floating-rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating-rate securities typically increases. Changes in the interest rates of floating-rate securities may lag behind changes in market rates or may have limits on the maximum rate change for a given period of time. The value of floating-rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

American Beacon Diversified FundSM

Supplementary Notes to Schedules of Investments

January 31, 2019 (Unaudited)

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of January 31, 2019, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Diversified	$3,245,838	$3,311,562	$—	$3,311,562

Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities. Each of the tax years in the two year period ended October 31, 2018 remain subject to examination by the Internal Revenue Service.

Cost of Investments for Federal Income Tax Purposes

As of January 31, 2019, the Fund’s cost of investments for federal income tax purposes were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Diversified	$544,140,845	$36,701,415	$(30,028,916)	$6,672,499

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2018, the Fund did not have any capital loss carryforwards.

Borrowing Arrangements

Effective November 15, 2018 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum

American Beacon Diversified FundSM

Supplementary Notes to Schedules of Investments

January 31, 2019 (Unaudited)

borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 14, 2019, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating Funds will pay a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 14, 2019 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

During the period ended January 31, 2019, the Fund did not utilize this facility.

ITEM 2. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive office and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as of date within 90 days of the filing date of this report and have concluded based on such evaluation, that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There was no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

(a) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270:30a-2(a)) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BEACON INSTITUTIONAL FUNDS

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: April 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: April 1, 2019

By:	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date: April 1, 2019